UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2010 (May 18, 2010)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7775	95-0740960
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of Massey Energy Company (the “Company”), originally filed on May 21, 2010 (the “Initial Filing”). This Form 8-K/A is being filed to amend Item 5.07 of the Initial Filing to provide the results of an audit performed by Corporate Election Services (“CES”), a nationally recognized and independent stockholder voting tabulation firm, which reconfirmed the election of Richard Gabrys, Dan Moore and Baxter Phillips to the Company’s Board of Directors at the Company’s 2010 Annual Meeting of Stockholders held on May 18, 2010 (the “Annual Meeting”). American Stock Transfer & Trust, LLC, the independent inspector of elections for the Annual Meeting, continues to stand by its original tabulation of the votes on all matters considered at the Annual Meeting, as certified to the Company in May 2010. CES has confirmed and certified that the outcome of the election of the three directors up for election at the Annual Meeting and the five non-director related proposals considered at the Annual Meeting remained the same. Item 5.07 of the Initial Filing is amended to read in its entirety as set forth below and this Form 8-K/A does not amend any other items in the Initial Filing or the exhibits thereto.

On November 5, 2010, the Company issued a press release announcing the results of the audit performed by CES. The press release is attached hereto as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2010, the Company’s stockholders voted on the proposals described below at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), at which there were present at the Annual Meeting, in person or by proxy, the holders of 75,846,081 shares of the Company’s common stock, $0.625 par value per share (the “Common Stock”), representing approximately 87.5% of the total number of shares outstanding as of the record date, such percentage constituting a quorum. In order to be adopted, the ratification of the appointment of Ernst & Young LLP and each of the stockholder proposals required the approval separately of the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting and which are entitled to vote. In accordance with the Bylaws and Delaware law and as described in the Proxy Statement for the Annual Meeting, abstentions had the effect of a vote against the ratification of the appointment of Ernst & Young LLP and each of the stockholder proposals, and broker non-votes did not count either in favor of, or against, the ratification of the appointment of Ernst & Young LLP and each of the stockholder proposals. Corporate Election Services (“CES”), a nationally recognized and independent stockholder voting tabulation firm, audited the votes on all matters considered at the Annual Meeting and the audited results are as follows:

(1)	Election of Directors. The Board of Directors of the Company proposed to elect Richard M. Gabrys, Dan R. Moore and Baxter F. Phillips, Jr. as Class II directors to hold office for three years and until their respective successors are duly qualified and elected. The following director candidates, having received the number of votes following their name, were elected by our stockholders to the Board of Directors: Mr. Gabrys: 36,864,752 “Votes For,” 33,360,699 “Withholds” and 5,620,630 “Broker Non-Votes;” Mr. Moore: 35,978,416 “Votes For,” 34,247,035 “Withholds” and 5,620,630 “Broker Non-Votes;” and Mr. Phillips: 36,127,763 “Votes For,” 34,097,688 “Withholds” and 5,620,630 “Broker Non-Votes.” The following directors had terms of office that did not expire at the Annual Meeting: Don L. Blankenship, Robert H. Foglesong, Bobby R. Inman, James B. Crawford and Stanley C. Suboleski.

(2)	Appointment of Ernst & Young LLP. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 with 75,090,513 “Votes For,” 602,904 “Votes Against” and 152,644 “Abstentions.” The “Votes For” represented 99.0% of the shares of Common Stock represented at the Annual Meeting, which was more than the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting required by the Company’s Bylaws to pass. There were 20 broker non-votes which are not considered votes cast.

(3)	Stockholder proposal regarding a water management report. The stockholder proposal regarding a water management report did not pass, having received 17,607,996 “Votes For,” 35,301,449 “Votes Against” and 17,315,999 “Abstentions.” The “Votes For” represented 25.1% of the shares of Common Stock cast on this proposal at the Annual Meeting, which was less than the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting required by the Company’s Bylaws to pass. There were 5,620,637 broker non-votes which are not considered votes cast.

(4)	Stockholder proposal regarding greenhouse gas emissions reduction. The stockholder proposal regarding greenhouse gas emissions reduction did not pass, having received 24,839,443 “Votes For,” 22,548,416 “Votes Against” and 22,837,584 “Abstentions.” The “Votes For” represented 35.4% of the shares of Common Stock cast on this proposal at the Annual Meeting, which was less than the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting required by the Company’s Bylaws to pass. There were 5,620,637 broker non-votes which are not considered votes cast.

(5)	Stockholder proposal regarding majority voting. The stockholder proposal regarding majority voting did pass, having received 43,566,377 “Votes For,” 26,521,345 “Votes Against” and 137,721 “Abstentions.” The “Votes For” represented 62.0% of the shares of Common Stock cast on this proposal at the Annual Meeting, which was more than the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting required by the Company’s Bylaws to pass. There were 5,620,638 broker non-votes which are not considered votes cast.

(6)	Stockholder proposal regarding declassification of the Board of Directors. The stockholder proposal regarding declassification of the Board of Directors did pass, having received 64,418,960 “Votes For,” 2,400,682 “Votes Against” and 589,156 “Abstentions.” The “Votes For” represented 95.6% of the shares of Common Stock cast on this proposal at the Annual Meeting, which was more than the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting required by the Company’s Bylaws to pass. There were 8,437,283 broker non-votes which are not considered votes cast.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated November 5, 2010 issued by the Company entitled “Massey Energy Releases Audited Voting Totals from 2010 Annual Meeting of Stockholders; Independent Tabulator Reconfirms Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: November 5, 2010	By:	/s/ Richard R. Grinnan
Richard R. Grinnan
Vice President and Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release dated November 5, 2010 issued by the Company entitled “Massey Energy Releases Audited Voting Totals from 2010 Annual Meeting of Stockholders; Independent Tabulator Reconfirms Results.”

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